UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material pursuant to Rule 14a-12

    AMERICAN SOFTWARE, INC.

(Name of Registrant as Specified in Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

	(1)	Title of each class of securities to which transaction applies:
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	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing.

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	(4)	Date filed:

AMERICAN SOFTWARE, INC.

470 East Paces Ferry Road, N.E.

Atlanta, Georgia 30305

ADDITIONAL INFORMATION REGARDING PROPOSAL NO. 4 TO BE CONSIDERED

AT THE 2013 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MONDAY, AUGUST 19, 2013 AT 3:00 PM

The following information relates to the proxy statement (the “Proxy Statement”) of American Software, Inc. (the “Company”), dated July 25, 2013, furnished to shareholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board”) for the 2013 Annual Meeting of Shareholders and any adjournment or postponement thereof (the “Annual Meeting”). All capitalized terms used in this supplement to the Proxy Statement (the “Supplement”) and not otherwise defined herein have the meaning ascribed to them in the Proxy Statement. This information is in addition to the information required to be provided to the Company’s shareholders under the applicable proxy disclosure rules as set forth in the Proxy Statement, and is being provided pursuant to a shareholder request. Nothing in this Supplement shall be deemed an admission of the legal necessity or materiality of any of the disclosures set forth in this Supplement. This Supplement is being filed with the Securities and Exchange Commission and being made available to shareholders on August 16, 2013.

The Company will hold the Annual Meeting as previously scheduled. The other three proposals included in Proxy Statement will be presented for shareholder consideration at the Annual Meeting. Following consideration of these three proposals, the Company intends to adjourn the Annual Meeting to 3:00 p.m. Eastern Time on Wednesday, September 18, 2013 at the Company’s corporate offices located at 470 East Paces Ferry Road, N.E., Atlanta, Georgia 30305 (the “Adjourned Annual Meeting”) to allow shareholders time to consider the additional disclosures regarding Proposal No. 4. At the Adjourned Annual Meeting, only Proposal No. 4 will be presented for shareholder consideration.

Only shareholders of record as of the close of business on July 5, 2013 are entitled to receive notice of and to vote at the Annual Meeting and the Adjourned Annual Meeting.

THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

Supplemental Disclosure Concerning Proposal No. 4

As described in the Proxy Statement, the 2011 Equity Compensation Plan became effective on August 16, 2010. We previously authorized a total of 2,500,000 Class A shares and 500,000 stock appreciation rights for issuance pursuant to options granted under this plan. As of April 30, 2013, under this plan option holders had exercised 60,050 option shares, there were 2,006,807 option shares outstanding, and 433,143 shares remained available for stock option grants. On May 15, 2013, the Board of Directors approved, subject to shareholder approval, an amendment to the 2011 Equity Compensation Plan to increase the number of Class A shares for issuance pursuant to options granted under this plan to 3,700,000.

For fiscal years 2011, 2012 and 2013, the amount of shares used for incentive purposes was equal to 2.8%, 2.6%, and 2.4%, respectively, of the Company’s total weighted average shares outstanding (also referred to as the equity expenditure rate or “burn rate”).

For the fiscal years 2011, 2012 and 2013, the amount of shares authorized but unissued pursuant to the 2011 Equity Compensation Plan equaled 6.4%, 3.9% and 1.6%, respectively, of the Company’s shares of Common Stock on a fully diluted basis. This is commonly referred to as the “overhang.”

The Company believes that both the overhang and burn rate trends are favorable for the Company during the period from fiscal 2011 through fiscal 2013, and are more favorable than those of certain comparator companies in the software arena (e.g., BMC Software, Inc., Citrix Systems, Inc., and Adobe Systems, Inc.). We believe our burn rate combined with our small overhang indicates that an increase of 1,200,000 Class A shares available for issuance pursuant to the 2011 Equity Compensation Plan is unlikely to result in material dilution to our shareholders.

In light of the factors described above and in the Proxy Statement, including the limited increase in the total number of shares available for issuance as equity awards and the fact that the ability to grant equity compensation is vital to the Company’s ability to continue to attract, motivate, reward, and retain individuals, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL NO. 4.

Prior to the dissemination of the information contained herein, the Company had received sufficient proxies and other votes to adopt Proposal No. 4. You may change your vote prior to the Adjourned Annual Meeting by executing a valid proxy card bearing a later date and delivering it to us prior to the Adjourned Annual Meeting at American Software, Inc., Attention: Corporate Secretary, 470 East Paces Ferry Road, N.E., Atlanta, Georgia 30305. You may withdraw your vote at the Adjourned Annual Meeting and vote in person by giving written notice to our Corporate Secretary. You may also revoke your vote without voting by sending written notice of revocation to our Corporate Secretary at the above address. Attendance at the Annual Meeting or the Adjourned Annual Meeting will not by itself revoke a previously granted proxy. (A form of proxy card and a form of notice of revocation may be found at our website www.amsoftware.com.)

IF YOU HAVE ALREADY VOTED AND DO NOT WISH TO CHANGE YOUR VOTE, YOU DO NOT NEED TO DO ANYTHING. YOUR VOTE WILL BE TABULATED AS YOU INSTRUCTED AT THE ANNUAL MEETING OR THE ADJOURNED ANNUAL MEETING, AS APPLICABLE.

2

ANNUAL MEETING OF SHAREHOLDERS OF

AMERICAN SOFTWARE, INC.

August 19, 2013

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NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, Proxy Statement and Proxy Card

are available at http://www.rrdezproxy.com/2013/AmericanSoftware/

Please sign, date and mail

your proxy card to

470 East Paces Ferry Road, N.E.,

Atlanta, Georgia 30305

or send via fax to

404-238-8775

as soon as possible.

ê  Please detach along perforated line and mail in the envelope provided.  ê

■ 20330303000000000000 7	081913

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 4.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

FOR	AGAINST	ABSTAIN

4.   To consider and vote upon an amendment to the Company’s 2011 Equity Compensation Plan to increase the number of Class A Common Shares that may be subject to options granted under that Plan from 2,500,000 shares to 3,700,000 shares.

☐	☐	☐

THE CLASS A SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED SHAREHOLDER BY THE PROXY HOLDERS ON THE REVERSE OF THIS PROXY CARD OR, IF NO DIRECTION IS GIVEN, THEY WILL BE VOTED “FOR” PROPOSAL 4. IN THEIR DISCRETION, THE PROXY HOLDERS ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ADDRESS OR FAX NUMBER PROVIDED ABOVE.

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
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AMERICAN SOFTWARE, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD

AUGUST 19, 2013 AT 3:00 P.M.

470 EAST PACES FERRY ROAD, N.E.

ATLANTA, GEORGIA

FOR HOLDERS OF CLASS A COMMON SHARES

The undersigned hereby appoints James C. Edenfield and J. Michael Edenfield, or either of them, attorneys and proxies, each with full power of substitution to vote, in the absence of the other, all Class A Common Shares of AMERICAN SOFTWARE, INC. (the “Company”) held by the undersigned and entitled to vote at the Annual Meeting of Shareholders to be held at 3:00 p.m. on August 19, 2013, and at any adjournment or adjournments thereof, in the transaction of such business as may properly come before the meeting, and particularly the proposals stated below, all in accordance with and as more fully described in the accompanying Proxy Statement.

It is understood that this proxy may be revoked at any time insofar as it has not been exercised and that the shares may be voted in person if the undersigned attends the meeting.

(Continued and to be signed on the reverse side.)

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